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                                                                    Exhibit 1(a)

                               H.B. FULLER COMPANY

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                             Underwriting Agreement

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                                                                    [Trade Date]

To the Representatives named in Schedule I hereto of the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

     H.B. Fuller Company, a Minnesota corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule II hereto (the "Underwriters"), the principal amount set forth in Schedule II hereto of its debt securities identified on
Schedule I hereto (the "Securities"), to be issued under an indenture, dated as of __________, ____, as amended or supplemented from time to time (the "Indenture") between the Company and _______________________, as Trustee (the "Trustee"), less the principal amount of Securities covered by Delayed Delivery Contracts (as defined in Section 3 hereof), if any, as provided in Section 3 hereof and as may be specified in Schedule II hereto (any Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Securities" and the Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in
Schedule I hereto, then the terms "Underwriters" and "Representatives" as used herein shall each be deemed to refer to such firm or firms.

     1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-3 (File No. ___________) (the "Initial Registration Statement") relating to certain securities (the "Shelf Securities") to be issued from time to time by the Company has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement and any post-effective amendment thereto, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement, any post-effective amendment thereto or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed

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     pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; the Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time the Initial Registration Statement became effective but excluding Form T-1, each as amended at the time the Initial Registration Statement or any post-effective amendment thereto became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement" and the related prospectus covering Shelf Securities in the form first used to confirm sales of the Securities is hereinafter called the "Base Prospectus"; the Base Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter called the "Prospectus"; any reference in this Agreement to the Registration Statement, the Base Prospectus, any preliminary form of the Prospectus filed with the Commission pursuant to Rule 424 (a "Preliminary Prospectus") or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder on or before the date of this Agreement or the date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein;

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use in the Prospectus;

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          (c)  No order preventing or suspending the use of any Preliminary
     Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, (i) conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and (ii) did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

          (d) The Registration Statement, as of its effective date, and the Prospectus, as of its filing date and the Time of Delivery, conformed or will conform, and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), the Act, the rules and regulations of the Commission thereunder and (i) the Registration Statement and any amendment thereto, as of the applicable effective date of the Registration Statement or any such amendment, did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus and any amendment or supplement thereto, as of the date of the Prospectus or any such amendment or supplement, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) the Prospectus, as amended or supplemented, if applicable, at the Time of Delivery, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

          (e) Neither the Company nor any of its Significant Subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus (as used herein, "Significant Subsidiaries" shall mean _______________); and, since the respective dates as of which information is given in the Registration Statement and in the Prospectus, there has not been, and prior to the Time of Delivery (as defined in Section 4 hereof) there will not be, any change in the capital stock (other than issuances of common stock pursuant to stock option and other compensatory plans and arrangements adopted by the Board of Directors of the Company and repurchases of common stock by the Company under its publicly announced stock buy back programs authorized by the Company's Board of Directors or any increase in the long-term debt of the Company or any of its Significant Subsidiaries or any material

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     adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' investment or results of operations of the Company and its subsidiaries taken as whole, otherwise than as set forth or contemplated in the Prospectus;

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction where, in light of the nature of the business transacted or the property owned by it, such qualification is necessary and the failure so to qualify might permanently impair title to property material to its operations or expose it to substantial liabilities in such jurisdiction; and each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction where, in light of the nature of the business transacted or the property owned by it, such qualification is necessary and the failure so to qualify might permanently impair title to property material to its operations or expose it to substantial liabilities in such jurisdiction;

          (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (h) The Securities have been duly authorized, and, when issued and delivered pursuant to this Agreement, and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts (as defined in Section 3 hereof) with respect to such Contract Securities, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and will be entitled to the benefits provided by the Indenture, which Indenture will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Securities will conform, to the descriptions thereof contained in the Prospectus; and in the event any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly

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     authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contract will conform to the description thereof in the Prospectus;

          (i) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, the Letter of Representations among the Company, the Trustee and The Depository Trust Company (the "Letter of Representations"), each of the Delayed Delivery Contracts, if any, and this Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its Significant Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation or the By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties; and no consent, approval authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Delayed Delivery Contract or the Indenture or the Letter of Representations, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or NASD regulations in connection with the purchase and/or distribution of the Securities by the Underwriters;

          (j) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation or governmental proceedings which individually or in the aggregate do not and will not have a material adverse effect on the financial position, shareholders' investment or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

          (k) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

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     2.   Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price set forth in Schedule I hereto the principal amount of Securities set forth opposite the name of such Underwriter in Schedule II hereto, which principal amount shall be subject to reduction pursuant to Section 3 hereof.

     3. Upon the authorization by the Representatives of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus. The Company may specify in Schedule I hereto that the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Schedule III attached hereto, but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the time specified in Section 4 hereof, such commission, if any, as may be set forth in Schedule I. Delayed Delivery Contracts, if any, are to be with the investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility in respect of the validity or performance of any Delayed Delivery Contracts.

     The principal amount of Contract Securities to be deducted from the principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be, in each case, the principal amount of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Securities set forth opposite the name of such Underwriter in Schedule II hereto bears to the total principal amount of the Securities set forth in Schedule II hereto (rounded as the Representatives may determine). The total principal amount of Underwriters' Securities to be purchased by all the Underwriters hereunder shall be the total principal amount of Securities set forth in
Schedule II hereto less the principal amount of the Contract Securities. The Company will deliver to the Representatives not later than 3:30 p.m. or as soon thereafter as is reasonably practicable, New York City time, on the third business day preceding the Time of Delivery (or such other time and date as the Representatives and the Company may agree upon in writing) a written notice setting forth the principal amount of Contract Securities.

     4. Underwriters' Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds at the office of ____________________________ at 9:30 a.m., New York City
time, on [Closing Date], or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery." The Underwriters' Securities will be delivered by the Company to the Representatives in the form of global Securities, representing all of the Securities, which will be deposited by the Representatives on behalf of the Underwriters, with The Depository Trust Company, or its nominee, for credit to the respective accounts of the Underwriters.

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     Concurrently with the delivery and payment for the Underwriters'
Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of [lead underwriter] in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and in
Schedule I hereto.

     5.   The Company agrees with each of the Underwriters:

          (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or supplement to the Registration Statement or Prospectus after the date of this Agreement and prior to the Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof unless in the opinion of counsel to the Company such amendment or supplement is required by law, provided, however, that the Company shall only be required to provide the Company's periodic filings to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act to [Underwriters' Counsel], counsel to the Underwriters, on behalf of the Representatives, on the business day prior to the date on which such filings are to be transmitted for filing with the Commission and no consent on the part of the Representatives shall be required; to advise the Representatives promptly of any such amendment or supplement after the Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and, during the same period, to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or of the Prospectus or for additional information; and, in the event of the issuance of any stop order or any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution or sale of the Securities, provided,

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     however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to ____________, New York City time, on the __________ New York Business Day (as defined in Section 14) succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same time period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon the Representatives' request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities (including, but not limited to, with respect to the maturity, interest rate and other material terms of the Securities) without the prior written consent of the Representatives; and

          (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

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     6.   The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Base Prospectus, any Preliminary Prospectus and the Prospectus and (except as otherwise expressly provided in Section 5(c) hereof) amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing this Agreement, the Indenture, the Letter of Representations, any Delayed Delivery Contracts, and the Blue Sky and Legal Investment Memoranda; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating services for rating the Securities;
(v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee and any such agent in connection with the Indenture and the Securities; and (vii) all of the other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and
Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) [Underwriters' Counsel], counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Delayed Delivery Contracts, if any, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

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          (c)  Richard C. Baker, Esq., Corporate Secretary, Vice President and
     General Counsel of the Company, or another of the Company's counsel satisfactory to the Representatives, shall have furnished to the Representatives his or her written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (ii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction where, in light of the nature of the business transacted or the property owned by it, such qualification is necessary and the failure so to qualify might in such counsel's opinion permanently impair title to property material to its operations or expose it to substantial liabilities in such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that such counsel believes that both the Representatives and such counsel are justified in relying upon such opinions and certificates);

               (iii) Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction where, in light of the nature of the business transacted or the property owned by it, such qualification is necessary and the failure so to qualify might in such counsel's opinion permanently impair title to property material to its operations or expose it to substantial liabilities in such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its Significant Subsidiaries, provided that such counsel shall state that such counsel believes that both the Representatives and such counsel are justified in relying upon such opinions and certificates);

               (iv) All of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the outstanding shares of capital stock of each such Significant Subsidiary (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its Significant Subsidiaries, provided that such counsel shall state that such counsel believes that both the

          Representatives and such counsel are justified in relying upon such opinions and certificates);

               (v) To the best of such counsel's knowledge there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation or governmental proceedings which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole; and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (vi) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, each of the Delayed Delivery Contracts, this Agreement, the Letter of Representations and the consummation of the transactions therein and herein contemplated will not result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its Significant Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject; and

               (vii) The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

          (d) _____________________, counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus;

               (iii) To the best of such counsels' knowledge there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation or governmental proceedings which individually and in the aggregate are not material to the Company and its subsidiaries; and to the best of such counsels' knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (iv) This Agreement and the Letter of Representations has been duly authorized, executed and delivered by the Company; and in the event any of the Securities are to be purchased pursuant to Delayed Delivery Contracts, each of the Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and, assuming such contract has been duly executed and delivered by the purchaser named therein, constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts conform to the description thereof in the Prospectus;

               (v) The Securities have been duly authorized; the Underwriters' Securities have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Contract Securities, if any, when executed, authenticated, issued and delivered pursuant to the Indenture and the Delayed Delivery Contracts, if any, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture conform to the descriptions thereof in the Prospectus;

               (vi) Each of the Indenture and the Letter of Representations has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

               (vii) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, each of the Delayed Delivery Contracts, this Agreement and the Letter of Representations and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any document filed or incorporated by reference by the Company as an exhibit to its most recent Annual Report on Form 10-K or any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K or any other material contract known to such counsel, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation or the By-Laws of the Company or any statute or any order, rule or regulation applicable to the Company and known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

               (viii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, the Indenture, the Letter of Representations or any of the Delayed Delivery Contracts, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or NASD regulations in connection with the purchase and/or distribution of the Securities by the Underwriters; and

               (ix) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements therein and documents incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Trust Indenture Act, the Act and the rules and regulations of the Commission thereunder and, although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has no reason to believe that the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery contained, as of its effective date or issue date, as the case may be, or that either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery contains, as of the Time of Delivery, an untrue statement of material fact or that the Registration Statement or any further amendment or supplement thereto made by the Company prior to the Time of

          Delivery omitted as of such effective date, or that the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery omits as of the Time of Delivery to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in each case, other than the financial statements therein, as to which such counsel need express no opinion).

          (e) At the Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the Time of Delivery, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to financial statements contained and incorporated by reference in the Prospectus;

          (f) (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectus; and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall not have been any change in the capital stock (other than issuances of common stock pursuant to stock option and other compensatory plans and arrangements adopted by the Board of Directors of the Company and repurchases of common stock by the Company under its publicly announced stock buy back programs authorized by the Company's Board of Directors) or any increase in the long-term debt of the Company or any of its Significant Subsidiaries or a change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' investment or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

          (g) On or after the date of this Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Nasdaq National Market; (ii) a suspension or material limitation in trading of any securities issued by the Company; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) any material adverse change in financial conditions in the United States or a disruption in commercial banking or securities settlement or clearance services in the United States, if the effect of any such event specified in clause (iv) or
     (v) in the judgment of the Representatives makes it impractical or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated by the Prospectus;

          (h) On or after the date of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, the effect of which, in any event specified in clause (i) or (ii), in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

          (i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses; and

          (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery and as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery and the Company also shall have furnished to the Representatives a certificate of officers of the Company satisfactory to the Representatives as to the matters set forth in subsections (a), (f) and (h) of this Section.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Securities, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. With respect to any untrue statement or alleged untrue statement in or omission or alleged omission from the Prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from or through whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that the Prospectus relating to such Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and was not so delivered at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement or omission of a material fact contained in the Prospectus was corrected in an amendment or supplement if the Company had previously furnished copies of the Prospectus as so amended or supplemented (exclusive of material incorporated by reference) to such Underwriter. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Securities, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. An indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any losses, claims, damages or liabilities by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Underwriters' Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that the Representatives have so arranged for the purchase of such Underwriters' Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Underwriters' Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representatives' opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under the Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Underwriters' Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Underwriters' Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Underwriters' Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Underwriters' Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwriters' Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but if for any other reason the Underwriters' Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

     12. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives jointly or by [Lead Underwriter Name] on behalf of the Representatives and may assume that such statement, request, notice or agreement has been duly authorized by such Underwriter.

     All statements, requests, notices and agreements hereunder shall be in writing or by telephone if promptly confirmed in writing, and if to the Underwriters, shall be sufficient in all respects if delivered or sent by facsimile transmission or registered mail to the Representatives in care of [Lead Underwriter Name and Address], Attention: _____________________, Telephone No. ____________, Facsimile No. ____________, and if to the Company, shall be sufficient in all respects if delivered or sent by facsimile transmission or registered mail to H.B. Fuller Company, 1200 Willow Lake Boulevard, St. Paul, Minnesota 55110-5101, Attention: ________________; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire delivered to the Company.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term (a) "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business and (b) "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with the Representatives' understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company.

     It is understood that the Representatives' acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of a telex, copies of which, to the extent practicable and upon request, shall be submitted to the Company for examination, but without warranty on the Representatives' part as to the authority of the senders thereof.

                                                  Very truly yours,

                                                  H.B. FULLER COMPANY


                                                  By:___________________________


Accepted as of the date hereof at New York, New York:

[Underwriter Names]


By:_______________________________________
            Authorized Signatory
             [Lead Underwriter]
   (On behalf of each of the Underwriters)

                                   SCHEDULE I

                                   SCHEDULE II

                                  SCHEDULE III

                            DELAYED DELIVERY CONTRACT


H.B. Fuller Company
c/o __________________________


     Attention: _________________

Dear Sirs:

The undersigned hereby agrees to purchase from H.B. Fuller Company (hereinafter called the "Company"), and the Company agrees to sell to the undersigned, $__________ principal amount of the Company's ____________ (hereinafter called the "Securities"), offered by the Company's Prospectus dated _________ and Prospectus Supplement dated _____________, receipt of a copy of which is hereby acknowledged, at a purchase price of _______% of the principal amount thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth in this contract.

     The undersigned will purchase the Securities from the Company on _______, 20__ (the "Delivery Date") and interest on the Securities so purchased will accrue from ___________.

Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company by wire transfer of Federal (same-day) funds to a bank account specified by the Company, on the Delivery Date upon delivery to the undersigned of the Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the condition that the purchase of the Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for the Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

     The undersigned understands that underwriters (the "Underwriters") are also purchasing Securities from the Company, but that the obligations of the undersigned hereunder are not contingent on such purchases. Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

                                      III-1

     The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.

                                           Yours very truly,

                                           _____________________________________

                                           By:__________________________________
                                                       (Signature)

                                           _____________________________________
                                                     (Name and Title)

                                           _____________________________________
                                                        (Address)


Accepted: _______________, 20__

H.B. Fuller Company

By:_______________________________
   [Title]

                                      III-2